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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): December 21, 1999

                             METROTRANS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Georgia                     0-23808                      58-1393777
(State or Other Jurisdiction   (Commission File No.)            (IRS Employer
      of Incorporation)                                      Identification No.)


                 777 Greenbelt Parkway, Griffin, Georgia 30223
         (Address of Principal Executive Offices)   (Zip Code)


                                 (770) 229-5995
              (Registrant's telephone number, including area code)
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Item 3.        Bankruptcy or Receivership

     On December 21, 1999, Metrotrans Corporation (the "Company") and its wholly-owned subsidiary filed Voluntary Petitions for Relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia. The cases have been assigned Case Nos. 9913392-WHD and 9913393-WHD, respectively. The Company continues in possession of its property and continues to operate and manage its business and financial affairs as a debtor-in-possession under the supervision and orders of the United States Bankruptcy Court for the Northern District of Georgia. No trustee or examiner has been appointed.

Item 6.   Resignation of Registrant's Directors.

     On December 14 and 17, 1999, respectively, Patrick L. Flinn and William C. Pitt III resigned from the Company's Board of Directors effective as of those dates. Messrs. Flinn and Pitt did not have any disagreement with the Company or management on any matter.

Item 7.        Financial Statements and Exhibits

(c)  Exhibits.


Exhibit
Number                Description
------                -----------

99        Press Release issued December 22, 1999




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             METROTRANS CORPORATION
                                  (Registrant)



                                /s/ John. G. Wallace
                                -------------------------------------
                                John G. Wallace
                                President and Chief Executive Officer


Date: December 22, 1999
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                                 EXHIBIT INDEX


 Exhibit No.                  Description
 ----------                   -----------

99             Form of Press Release, dated December 22, 1999